                                                     --------------------------
                                                             OMB APPROVAL
                                                     --------------------------
                                                     OMB Number       3235-0060
                                                     Expires:    March 31, 2006
                                                     Estimated average burden
                                                     hours per response....28.0
                                                     --------------------------


===============================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 27, 2005


                            TECUMSEH PRODUCTS COMPANY
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         MICHIGAN                         0-452                 38-1093240
-------------------------------------------------------------------------------
(State or other jurisdiction           (Commission            (IRS Employer
     of incorporation)                 File Number)         Identification No.)


         100 EAST PATTERSON STREET
             TECUMSEH, MICHIGAN                                     49286
-------------------------------------------------------------------------------
  (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (517) 423-8411


                                (NOT APPLICABLE)
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

ITEM 2.05 COST ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

         On October 27, 2005 senior management approved the Engine & Power Train Group's plan to close our Corinth, Mississippi engine assembly plant and consolidate U.S. engine assembly activities at our Dunlap, Tennessee facility. Due to improvements in scheduling and productivity, as well as increased Brazilian production, we believe we will be able to respond to customer demand more efficiently from a single U.S. engine assembly facility. Layoffs are expected to begin on or after December 31, 2005, and we expect the transition to be substantially completed by March 31, 2006.

         We estimate the cost of this action to be $1.5 million consisting primarily of severance and asset relocation costs. Substantially all of these costs will require a cash payment which will be incurred in the fourth quarter 2005.

         October 28, 2005, we issued a press release about the shutdown of engine assembly operations at our Corinth, Mississippi plant. We are filing a copy of the press release as Exhibit 99.1 to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibit is filed with this report:

         Exhibit No.    Description

         99.1           Press release dated October 28, 2005


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TECUMSEH PRODUCTS COMPANY



Date:  October 31, 2005                   By  /s/ JAMES S. NICHOLSON
                                              ---------------------------------
                                              James S. Nicholson
                                              Vice President, Treasurer and
                                               Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------
99.1            Press release dated October 28, 2005